UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2010

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussion and Analysis	2
Schedule of Investments	9
Financial Statements	17
Notes to the Financial Statements	20
Financial Highlights	30
Other Information	32

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Investment Objective

The Goldman Sachs Credit Strategies Fund (the “Fund”) seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Fund’s performance and positioning for the six-month period ended September 30, 2010 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return, without sales charges, of 3.89%. These returns compare to the 0.16% cumulative total return of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “B of A/Merrill Lynch Index”) during the same time period.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	In many ways, it was a tale of two markets during the Reporting Period. Financial markets were rattled in the spring of 2010 and volatility soared to levels not seen since early 2009 as investors grappled with fears surrounding debt sustainability in Europe, uncertainty around financial regulatory reform, and nagging concerns about the strength of global economic growth. The Chicago Board Options Exchange Volatility Index (VIX) peaked in May at nearly twice its level of March 31. The corporate credit markets were by no means immune to this increase in volatility. In May, high yield corporate bond mutual fund outflows exceeded $4 billion. Also, after a record first calendar quarter, high yield corporate bond issuance slowed significantly such that May 2010 was the slowest month on record since March 2009. Not surprisingly, credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, widened. Indeed, spreads on the Barclays Capital U.S. Corporate High Yield Index widened to 700 basis points as of June 30, up from 570 basis points as of March 31. (A basis point is equal to 1/100th of a percentage point.)

The rally in the corporate credit markets resumed, however, during the latter part of the Reporting Period, as investor sentiment improved and technicals, or factors impacting the supply/demand balance, provided a steady tailwind. More specifically, market participants grew increasingly comfortable that concerns over the debt situation in peripheral Europe would not have a contagion effect on the corporate credit markets, as companies reported strong earnings and better fundamentals. Meanwhile, concerns about persistently high unemployment and weakness in the housing market raised expectations for additional central bank easing, which, in turn, contributed to a continuation of the rally in government bond yields. As investors searched for yield amid the backdrop of slow growth, “lower for longer” interest rates and better than expected second calendar quarter corporate earnings, the corporate credit markets performed well. On the technicals side, high yield corporate bond mutual funds experienced inflows of approximately $8.6 billion during the third calendar quarter. This strong demand allowed for a surge in new issuance, with approximately $83 billion in high yield corporate bonds coming to market during the third calendar quarter, bringing year-to-date through September 30 new issuance ahead of 2009’s full-year record of $180 billion. New issuance in the loan market also showed signs of improvement, at least in comparison with the past two years. With $32 billion priced during the third calendar quarter, year-to-date volume of new issuance in the loan market climbed to $96 billion, compared to a combined $110 billion in 2008 and 2009. (Source: J.P. Morgan)

From a fundamentals perspective, many companies managed costs well through the economic downturn and had become much leaner operationally during the Reporting Period. Second calendar quarter earnings season delivered surprises on both revenues and earnings, mostly to the upside. As such, many companies reaped the benefits of significantly improved operating leverage on better profit margins and positive revenue growth. Moreover, more than two-thirds of high yield corporate bond issuance during the Reporting Period was used for refinancing activities, allowing companies to lower their interest expenses and further improve coverage ratios, a measure used to determine how easily a company can pay interest on outstanding

PORTFOLIO RESULTS

debt. Additionally, there was extremely low default activity during the Reporting Period from a historical perspective. Indeed, the par-weighted default rate on high yield corporate bonds decreased for eleven consecutive months as of September 30, 2010 to 2.5%. Notably, the annualized speculative grade bond default rate for the first nine months of 2010 stood at a mere 0.3%.

Despite the turnaround in the corporate credit markets during the latter half of the Reporting Period, credit spreads on the Barclays Capital U.S. Corporate High Yield Index ended the Reporting Period 51 basis points wider than where they had been at the beginning of April 2010. That said, yields on the Barclays Capital U.S. Corporate High Yield Index ended the Reporting Period 67 basis points lower at 7.80%, as U.S. Treasury rates rallied significantly.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our investment process, which seeks a total return comprised of income and capital appreciation through bottom-up security selection, the Fund’s performance during the Reporting Period was due to effective individual security selection across the spectrum of corporate credit.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	Security selection among investment grade and high yield corporate bonds, bank loans and convertible securities was particularly effective. Two investment themes remained dominant in the Fund during the Reporting Period. First, we held significant positions in short-dated unsecured credits issued by companies that we believed to have strong liquidity profiles. For example, some of the Fund’s biggest positions throughout the Reporting Period were in bonds issued by auto finance companies that mature prior to the end of 2013. In our view, these companies have strong liquidity profiles and sufficient cash flow from operations to support their short-dated obligations. The second theme in the Fund was a focus on longer-maturity secured debt, which we favored due to the greater downside cushion and higher expected recovery rates these securities offered compared to unsecured debt. One of the Fund’s most meaningful positions in this segment of the market was in the senior secured notes and bank loans of a health care service provider. We believe health care to be a defensive industry that is relatively insulated from an economic slowdown. Additionally, we held positions in the senior part of the capital structure, which is modestly leveraged and provides an attractive total rate of return opportunity to a potential refinancing take out, initial public offering (IPO) or upgrade. Such positioning helped the Fund’s performance during the Reporting Period.

Detracting from the Fund’s performance during the Reporting Period was a position in the short-dated convertible bonds of a food retail company, which decreased in value as the challenging environment for food retailing continued. While we believe the company is focused on attempting to refinance the short-dated bonds that the Fund owns, the company’s weak operating performance and high leverage proved challenging.

The Fund’s position in the bonds of a company that provides inspection, maintenance and repair services to the oil and gas industry also detracted from its results. While business trends appear to be stable to improving, the company was burdened by an overleveraged capital structure and tight liquidity.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	What types of derivatives were used during the Reporting Period?

A	The Fund engaged in interest rate swaps and forward foreign currency exchange contracts during the reporting period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no significant changes in the Fund’s weightings during the Reporting Period. We modestly increased our bias within the Fund toward issuers that we believed had strong liquidity profiles and the ability to meet near-term obligations. As of September 30, 2010, more than 25% of the Fund’s total net assets was invested in securities with a maturity of less than two years compared to just over 15% of the Fund’s total net assets at March 31, 2010.

Also, while the Fund seeks the best risk-adjusted return opportunities across the corporate credit market, regardless of issuer rating, we tended to focus on BB-rated issuers. During the credit market rally that took place during the latter months of the Reporting Period, many investors were chasing the returns of the weakest companies. This led to

PORTFOLIO RESULTS

outperformance among the lowest quality issuers. For example, in 2009, bonds rated CCC within the Barclays Capital U.S. Corporate High Yield Index outperformed bonds rated BB by nearly 45%. During the Reporting Period, this performance trend began to reverse, as investors grew increasingly concerned about the overleveraged capital structures of the lowest quality issuers in a prolonged period of low economic growth. As a result, we believed the BB-rated segment of the market offered the best potential for attractive risk-adjusted returns. It is important to emphasize that our opportunistic investment approach allows us to invest anywhere across the rating spectrum of the corporate credit universe to find the best risk-adjusted returns at any given point in time.

Q	How was the Fund positioned at the end of September 2010?

A	As of September 30, 2010, approximately 34% of the Fund’s total net assets was invested in secured corporate bonds, 52% in unsecured corporate bonds, 6% in convertible securities and the remainder in cash and cash equivalents. To seek to take advantage of market opportunities, the Fund had a total of 144 holdings from 98 issuers at September 30, 2010. The Fund’s top corporate issuers, as measured by a percentage of total net assets invested, were Ford Motor Credit, Sprint, CIT Group, MGM Resorts and HCA.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Going forward, we believe strong technical forces and solid fundamentals in place may bode well for the performance of the corporate credit market in the near- to medium-term. Contrary to conventional wisdom, an environment of slow but steady economic growth can be sufficient for leveraged companies to thrive. Such is the environment we anticipate. We expect global economic growth to limp along at low levels yet avoid a double-dip recession. While downside risk to growth has increased with the persistent weakness in U.S. employment and housing, the potential for further quantitative easing by the U.S. Federal Reserve (the “Fed”) should, in our view, keep the economy from falling back into recession. (Quantitative easing is a way to expand the money supply through direct security purchases.)

Inflation remains low, and the Fed has indicated that it has a watchful eye on the situation. In its September statement, the Fed noted, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation, over time, to levels consistent with its mandate.” In essence, we believe the Fed is indicating that it will provide additional stimulus, if needed, and is prepared to maintain low interest rates for a prolonged period of time.

From a technical standpoint, net supply of non-Treasury fixed income product is expected to be rather flat for the year 2010, and corporate credit mutual funds are anticipated to continue to experience positive inflows as investors search for yield in a low rate environment. While yields were still near long-term historical averages at the end of the Reporting Period, spreads, or the differential in yields between corporate bonds and Treasury securities, remained above historical averages, and we see room for further tightening.

Additionally, fundamentals at the end of the Reporting Period were strong and should continue, we believe, to improve as leverage is declining and companies are generating strong free cash flow. Due to uncertainty in the view ahead for economic growth, we expect companies to focus on maintaining conservative balance sheets and lean operational structures. We further expect companies to generally avoid activities that are excessively negative for creditors. In our view, as long as funding markets remain open, defaults should remain low, as many riskier credits have cleared their near-term maturity runway. Default rates may well dip below 2% by year-end 2010, and we expect that they should remain low in 2011. Default rates may climb somewhat in 2013 and 2014, but we do not expect an increase that is much above long-term averages.

Nevertheless, there are factors that give us reason for caution. For example, the strong market conditions seen in the last months of the Reporting Period have allowed companies to issue over $27 billion in dividend recapitalization-related leveraged loans and high yield corporate bonds year-to-date through September 2010, with nearly half of this amount issued during the third calendar quarter alone. Also, many recent new deals are lacking in structural protections, such as maintenance covenants, which enable lenders to step in to protect their investment if credit quality deteriorates. Thus, we remain cautious regarding new issues that are poorly structured.

Given this view, we expect to continue to focus on short-dated credits as well as credits that are higher in the capital structure and therefore may offer greater insulation from a potential economic downturn. We expect to continue to avoid the lowest quality companies, which we perceive as most susceptible to further economic weakening as many of these companies require robust growth in order to grow

PORTFOLIO RESULTS

into their capital structures. Additionally, we expect to maintain minimal exposure in the Fund to cyclical, or economically-sensitive, companies.

We continue to believe thoughtful issuer and security selection will be of paramount importance during the months ahead. Whatever the credit cycle or opportunity, our corporate credit team will continue to perform rigorous strategic analysis to identify what we believe to be the best current credit investment opportunities.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Index Definitions

The Bank of America/Merrill Lynch USD 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

The Chicago Board Options Exchange Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Barclays Capital U.S. Corporate High Yield Bond Index (formerly the Lehman Brothers U.S. Corporate High Yield Bond Index), 2% Issuer Capped covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

FUND BASICS

Credit Strategies Fund
as of September 30, 2010

PERFORMANCE REVIEW

		Bank of America/	30-Day	30-Day
		Merrill Lynch USD	Standardized	Standardized
April 1, 2010–	Fund Total Return	Libor 1-Month Constant	Subsidized	Unsubsidized
September 30, 2010	(based on NAV1)	Maturity Index[2]	Yield[3]	Yield[3]

Common Shares	3.89%	0.16%	4.39%	4.39%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Bank of America/Merrill Lynch USD 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.
[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Common Shares	8.04%	11.21%	6/15/09

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2.5%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.60%	1.67%

[5]	The expense ratios of the Fund, both current (net of applicable expense limitations) and before waivers (gross of applicable expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION6

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

TOP TEN INDUSTRY ALLOCATIONS7

Percentage of Net Assets
as of 9/30/10

Finance	16.7%
Telecommunications – Wireless	9.4
Energy – Exploration & Production	8.8
Health Care – Services	6.9
Media – Cable	6.1
Gaming	5.6
Health Care – Medical Products	5.2
Telecommunications – Wirelines	4.1
Services Cyclical – Rental Equipment	3.4
Airlines	3.0

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
September 30, 2010 (Unaudited)

Principal		Interest	Maturity
Amount		Rate	Date	Value

Secured Debt Obligations – 34.3%

Senior Term Loans(a) – 11.4%
Automotive – 0.8%
Ford Motor Co. (B-/Ba3)
	$107,450	3.028%	12/16/13	$104,481
Ford Motor Co. (B-/Ba3)
	3,734,227	3.030	12/16/13	3,654,501

				3,758,982

Consumer Cyclical Services – 0.5%
First Data Corp. (B+/B1)
	2,746,321	3.006	09/24/14	2,415,828

Energy – Exploration & Production – 0.0%
Venoco, Inc. (NR/NR)
	250,000	4.313	10/15/10	236,250

Energy – Services – 0.0%
Trico Shipping AS (NR/NR)
	82,000	13.500	12/31/10	82,000

Finance – 3.7%
American General Finance Corp. (NR/B1)
	8,508,000	7.250	04/21/15	8,544,669
CIT Group, Inc. (D/Caa3)
	4,985,653	6.250	08/11/15	5,018,110
NBTY, Inc. (NR/Ba2)
	1,030,000	6.250	11/08/10	1,039,785
Pinafore LLC (NR/Ba3)
	3,000,000	6.750	09/21/16	3,024,660

				17,627,224

Gaming – 2.0%
Chester Downs and Marina LLC (B/B3)
	925,000	12.375	07/29/16	929,625
Harrah’s Operating Co., Inc. (B/Caa1)
	10,410,000	3.498	01/28/15	8,960,928

				9,890,553

Health Care – Services – 1.4%
Gentiva Health Services, Inc. (BB-/Ba2)
	1,516,000	6.750	08/15/16	1,510,315
HCA, Inc. (BB-/Ba3)
	700,000	1.789	11/16/12	675,577
	2,695,627	2.539	11/18/13	2,592,573
	2,147,891	3.539	03/31/17	2,079,202

				6,857,667

Media – Cable – 0.9%
Charter Communications Operating LLC (BB+/Ba2)
	4,279,918	2.260	03/06/14	4,171,850

Media – Non Cable – 0.7%
Univision Communications, Inc. (B-/B2)
	3,820,096	2.506	09/29/14	3,355,076

Pharmaceuticals – 0.3%
Warner Chilcott Co. LLC (BB/Ba3)
	1,207,843	6.500	02/22/16	1,212,373
	392,157	6.500	02/22/16	393,627

				1,606,000

Real Estate – 0.4%
General Growth Properties, Inc. (D/NR)
	1,650,000	5.250	12/31/11	1,753,125

Technology – Hardware – 0.2%
Spansion LLC (D/D)
	870,625	7.500	01/08/15	874,978

Telecommunications – Wireless – 0.3%
Aspect Software, Inc. (B+/Ba3)
	1,432,800	6.250	04/19/16	1,425,636

Telecommunications – Wirelines – 0.2%
Cincinnati Bell, Inc. (NR/NR)
	850,000	1.000	06/09/17	856,375

TOTAL SENIOR TERM LOANS
(Cost $53,992,638)				$54,911,544

Other Secured Debt Obligations(b) – 22.9%
Airlines(c) – 1.2%
United Air Lines, Inc. (BB-/Ba3)
	5,539,000	9.875	08/01/13	5,954,425

Building Materials – 0.4%
PLY Gem Industries, Inc. (B-/Caa1)
	1,602,000	11.750	06/15/13	1,710,135

Diversified Manufacturing(c) – 0.6%
TriMas Corp. (B-/B3)
	2,570,000	9.750	12/15/17	2,717,775

Electric(c) – 0.0%
The AES Corp. (BB+/Ba3)
	210,000	8.750	05/15/13	213,062

Energy – Services(c) – 0.8%
Expro Finance Luxembourg SCA (B+/B2)
	1,700,000	8.500	12/15/16	1,608,572
Trico Shipping AS (D/Caa2)
	2,210,000	13.875	11/01/14	1,986,237

				3,594,809

Entertainment(c) – 1.7%
MU Finance PLC (NR/NR)
	6,129,000	8.375	02/01/17	6,006,420
GBP	1,528,000	8.750	02/01/17	2,316,323

				8,322,743

Environmental – 0.1%
Clean Harbors, Inc. (BB-/Ba2)
	$675,000	7.625	08/15/16	703,688

Finance – 3.3%
CIT Group Funding Co. of Delaware LLC (B+/B3)
	4,753,000	10.250	05/01/13	4,937,179
	494,000	10.250	05/01/14	513,143
	1,631,000	10.250	05/01/15	1,684,007
	1,245,000	10.250	05/01/16	1,285,462
	380,000	10.250	05/01/17	393,300

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – (continued)
Finance – (continued)

CIT Group, Inc. (B+/B3)
	$1,070,000	7.000%		05/01/13	$1,076,688
	5,825,000	7.000		05/01/14	5,810,437

					15,700,216

Food & Beverage(c) – 0.3%
Smithfield Foods, Inc. (B+/B1)
	1,250,000	10.000		07/15/14	1,434,375

Gaming – 3.6%
MGM Resorts International (B/B1)
	15,842,000	10.375		05/15/14	17,545,015

Health Care – Medical Products – 0.2%
Accellent, Inc. (B+/B1)
	950,000	8.375		02/01/17	969,000

Health Care – Services – 2.7%
HCA, Inc. (BB-/B2)
	10,484,000	9.125		11/15/14	11,047,515
U.S. Oncology, Inc. (B/Ba3)
	1,795,000	9.125		08/15/17	1,893,725

					12,941,240

Lodging – 1.4%
Felcor Lodging LP (NR/B2)
	6,206,000	10.000		10/01/14	6,749,025

Media – Broadcasting & Radio(c) – 0.3%
Univision Communications, Inc. (B-/B2)
	1,506,000	12.000		07/01/14	1,641,540

Media – Cable(c) – 3.1%
Charter Communications Operating LLC (BB+/B1)
	14,243,000	8.000		04/30/12	15,097,580

Metals & Mining – 1.0%
Teck Resources Ltd. (BBB/Baa3)
	3,953,000	10.750		05/15/19	4,941,250

Railroads – 0.2%
RailAmerica, Inc. (BB/B1)
	956,000	9.250		07/01/17	1,049,210

Retailers(c) – 0.7%
Sears Holding Corp. (BB+/Ba1)
	3,100,000	6.625		10/15/18	3,123,250

Services Cyclical – Rental Equipment(c) – 0.9%
Hertz Holdings Netherlands BV (B/B1)
EUR	2,610,000	8.500		07/31/15	3,735,987
Maxim Crane Works LP (B/Caa1)
	$443,000	12.250		04/15/15	403,130

					4,139,117

Telecommunications – Wireless – 0.4%
Wind Acquisition Finance SA (B+/B2)
EUR	1,260,000	11.750		07/15/17	1,906,642

TOTAL OTHER SECURED DEBT OBLIGATIONS
(Cost $106,350,956)					$110,454,097

TOTAL SECURED DEBT OBLIGATIONS
(Cost $160,343,594)					$165,365,641

Unsecured Debt Obligations – 52.3%

Aerospace/Defense(b) – 1.5%
L-3 Communications Corp. (BB+/Ba1)
	$1,295,000	5.875%		01/15/15	$1,320,900
	720,000	6.375		10/15/15	741,600
Spirit AeroSystems, Inc. (BB-/B1)
	5,040,000	7.500		10/01/17	5,166,000

					7,228,500

Automotive – 1.6%
Ford Motor Credit Co. LLC (B+/Ba3)
	6,422,000	3.277	(d)	01/13/12	6,383,541
	1,280,000	7.800		06/01/12	1,364,800

					7,748,341

Consumer Cyclical Services(b)(c) – 0.1%
West Corp. (B/B3)
	500,000	8.625		10/01/18	500,000

Energy – Exploration & Production(b) – 8.7%
Brigham Exploration Co. (B+/Caa2)(c)
	1,003,000	8.750		10/01/18	1,030,582
Comstock Resources, Inc. (B/B2)
	2,557,000	8.375		10/15/17	2,620,925
Continental Resources, Inc. (BB/B1)(c)
	800,000	7.125		04/01/21	826,000
EXCO Resources, Inc. (B/B3)
	5,420,000	7.250		01/15/11	5,413,225
	4,627,000	7.500		09/15/18	4,586,514
Forest Oil Corp. (B+/B1)
	805,000	8.500		02/15/14	877,450
KCS Energy, Inc. (B+/B3)
	4,347,000	7.125		04/01/12	4,357,867
Petrohawk Energy Corp. (B+/B3)
	839,000	10.500		08/01/14	943,875
	3,380,000	7.875		06/01/15	3,549,000
	2,949,000	7.250	(c)	08/15/18	3,007,980
Plains Exploration & Production Co. (BB-/B1)
	939,000	7.750		06/15/15	983,603
	825,000	7.000		03/15/17	843,563
	1,055,000	7.625		04/01/20	1,102,475
Quicksilver Resources, Inc. (B+/B2)
	4,351,000	8.250		08/01/15	4,601,182
Southwestern Energy Co. (BBB-/Ba1)
	3,560,000	7.500		02/01/18	4,027,250

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Unsecured Debt Obligations – (continued)
Energy – Exploration & Production(b) – (continued)

Whiting Petroleum Corp. (BB/Ba3)
	$525,000	7.000%		02/01/14	$553,875
	2,543,000	6.500		10/01/18	2,593,860

					41,919,226

Entertainment(b) – 0.8%
Universal City Development Partners Ltd. (CCC+/B3)
	3,631,000	8.875		11/15/15	3,744,469

Finance – 9.7%
Ally Credit Canada Ltd. (B/B3)
GBP	1,260,000	6.625		12/17/10	1,977,338
Ally Financial, Inc. (B/B3)
	$1,620,000	6.000		12/15/11	1,654,425
	1,325,000	7.000		02/01/12	1,369,719
	6,250,000	6.875		08/28/12	6,500,000
	500,000	0.000	(b)(e)	12/01/12	440,000
FCE Bank PLC (BB-/Ba3)
EUR	5,450,000	7.125		01/16/12	7,687,912
	2,750,000	7.250		07/15/13	3,930,669
International Lease Finance Corp. (BB+/B1)
	$5,761,000	4.750		01/13/12	5,732,195
	1,480,000	5.400		02/15/12	1,487,400
National Money Mart Co. (B+/B2)(b)
	1,266,000	10.375		12/15/16	1,348,290
SLM Corp. (BBB-/Ba1)
CAD	1,300,000	4.625		06/15/11	1,254,641
EUR	10,300,000	3.125		09/17/12	13,193,233

					46,575,822

Food & Beverage(b)(c) – 0.2%
Pinnacle Foods Finance LLC (CCC+/B3)
	$825,000	9.250		04/01/15	858,000

Health Care – Medical Products(b) – 4.3%
Alere, Inc. (B-/B2)
	3,825,000	7.875		02/01/16	3,901,500
Bausch & Lomb, Inc. (B/Caa1)
	2,412,000	9.875		11/01/15	2,562,750
Boston Scientific Corp. (BBB-/Ba1)
	3,307,000	6.250		11/15/15	3,530,222
DJO Finance LLC/DJO Finance Corp. (B-/B3)
	9,850,000	10.875		11/15/14	10,736,500

					20,730,972

Health Care – Services(b) – 2.8%
Alliance HealthCare Services, Inc. (B/NR)
	1,200,000	8.000		12/01/16	1,113,000
DaVita, Inc. (B+/B1)
	4,601,000	6.625		03/15/13	4,675,766
HCA, Inc. (B-/Caa1)
	1,000,000	6.250		02/15/13	1,017,500
Psychiatric Solutions, Inc. (B-/B3)
	1,441,000	7.750		07/15/15	1,491,435
Tenet Healthcare Corp. (BB-/B1)
	4,842,000	8.875		07/01/19	5,350,410

					13,648,111

Media – Broadcasting & Radio(b) – 0.7%
LIN Television Corp. (B-/B3)
	2,817,000	6.500		05/15/13	2,802,915
LIN Television Corp. Series B (B-/B3)
	515,000	6.500		05/15/13	511,138

					3,314,053

Media – Cable – 2.1%
CSC Holdings, Inc. Series B (BB/Ba3)
	1,470,000	7.625		04/01/11	1,503,075
DIRECTV Holdings LLC (BBB-/Baa2)(b)
	3,509,000	6.375		06/15/15	3,627,429
DISH DBS Corp. (BB-/Ba3)(b)
	1,460,000	6.625		10/01/14	1,525,700
GCI, Inc. (BB-/B2)(b)
	3,276,000	7.250		02/15/14	3,349,710

					10,005,914

Media – Non Cable(b) – 1.2%
Lamar Media Corp. (BB/Ba3)
	4,549,000	9.750		04/01/14	5,219,977
Nielsen Finance LLC (B/Caa1)(c)
	750,000	7.750		10/15/18	744,503

					5,964,480

Packaging(b) – 0.6%
OI European Group BV (BB+/Ba2)(c)
EUR	485,000	6.750		09/15/20	676,053
Owens-Brockway Glass Container, Inc. (BB/Ba3)
	$2,350,000	6.750		12/01/14	2,414,625

					3,090,678

Paper(b) – 1.7%
Domtar Corp. (BBB-/Ba2)
	1,553,000	10.750		06/01/17	1,917,955
Georgia-Pacific LLC (BB+/Ba2)(c)
	5,473,000	8.250		05/01/16	6,088,712

					8,006,667

Pipelines(b) – 0.6%
El Paso Performance-Linked Trust (NR/Ba3)(c)
	425,000	7.750		07/15/11	439,875
Regency Energy Partners LP (B+/B1)
	1,100,000	8.375		12/15/13	1,149,500
	1,250,000	9.375	(c)	06/01/16	1,375,000

					2,964,375

Retailers(b) – 1.0%
GameStop Corp. (BB+/Ba1)
	4,520,000	8.000		10/01/12	4,610,400

Services Cyclical – Consumer Services(b) – 0.4%
Service Corp. International (BB-/B1)
	1,475,000	7.375		10/01/14	1,618,813
	450,000	7.000		06/15/17	477,000

					2,095,813

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Unsecured Debt Obligations – (continued)

Services Cyclical – Rental Equipment(b) – 2.2%
Mobile Mini, Inc. (B+/B2)
$340,000	9.750%	08/01/14	$356,150
RSC Equipment Rental, Inc. (B-/Caa2)
4,598,000	9.500	12/01/14	4,770,425
United Rentals North America, Inc. (CCC+/Caa1)
5,525,000	7.750	11/15/13	5,580,250

			10,706,825

Telecommunications – Wireless(b) – 8.2%
Crown Castle International Corp. (B-/B1)
4,681,000	9.000	01/15/15	5,149,100
Intelsat Subsidiary Holding Co. SA (B+/B3)
10,576,000	8.500	01/15/13	10,681,760
2,477,000	8.875	01/15/15	2,563,695
Nextel Communications, Inc. (BB-/Ba2)
10,507,000	6.875	10/31/13	10,612,070
Sprint Capital Corp. (BB-/Ba3)
9,901,000	8.375	03/15/12	10,569,317

			39,575,942

Telecommunications – Wirelines(b) – 3.9%
Frontier Communications Corp. (BB/Ba2)
181,000	8.250	05/01/14	198,874
3,557,000	7.875	04/15/15	3,850,452
Windstream Corp. (B+/Ba3)
1,807,000	8.125	08/01/13	1,956,078
12,045,000	8.625	08/01/16	12,707,475

			18,712,879

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $245,216,280)			$252,001,467

Convertible Debt Obligations – 5.6%

Airlines(b)(f) – 1.8%
UAL Corp. (CCC+/NR)
$1,300,000	4.500%	06/30/21	$1,310,309
United Continental Holdings Corp. (NR/NR)
7,500,000	5.000	02/01/21	7,545,900

			8,856,209

Energy – Exploration & Production – 0.1%
Penn Virginia Corp. (B/NR)
240,000	4.500	11/15/12	232,308

Energy – Integrated(b)(f)(g) – 0.4%
SESI LLC (BB+/NR)
1,763,000	1.500	12/15/26	1,716,457

Food & Drug Retailers – 0.7%
Great Atlantic & Pacific Tea Co. (CC/Caa3)
3,743,000	5.125	06/15/11	2,708,996
1,375,000	6.750 (b)	12/15/12	763,125

			3,472,121

Health Care – Medical Products(b)(f)(g) – 0.7%
Hologic, Inc. (BB+/NR)
3,760,000	2.000	12/15/37	3,498,154

Noncaptive – Financial – 0.7%
Dollar Financial Corp. (NR/NR)(b)(f)
950,000	2.875	06/30/27	860,819
KKR Financial Holdings LLC (NR/NR)
2,605,000	7.000	07/15/12	2,658,506

			3,519,325

Pipelines(b)(f) – 0.3%
Carrizo Oil & Gas, Inc. (NR/NR)
1,300,000	4.375	06/01/28	1,210,202
Goodrich Petroleum Corp. (NR/NR)
275,000	3.250	12/01/26	269,374

			1,479,576

Services Cyclical – Rental Equipment(b)(f) – 0.3%
United Rentals North America, Inc. (CCC+/Caa1)
1,456,000	1.875	10/15/23	1,448,720

Technology – 0.1%
VeriFone Systems, Inc. (B/NR)
343,000	1.375	06/15/12	340,616

Telecommunications – Wireless – 0.5%
NII Holdings, Inc. (B-/NR)
2,500,000	3.125	06/15/12	2,427,362

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $27,713,266)			$26,990,848

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $433,273,140)			$444,357,956

Short-term Investment(h) – 8.7%

Repurchase Agreement – 8.7%
Joint Repurchase Agreement Account II
$41,700,000	0.270%	10/01/10	$41,700,000
Maturity Value: $41,700,313
(Cost $41,700,000)

TOTAL INVESTMENTS – 100.9%
(Cost $474,973,140)			$486,057,956

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(4,413,105)

NET ASSETS – 100.0%			$481,644,851

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2010. Senior Term Loans typically have rates of

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $61,785,381, which represents approximately 12.8% of net assets as of September 30, 2010.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2010.

(h)	Joint repurchase agreement was entered into on September 30, 2010. Additional information appears on pages 15-16.

Security ratings disclosed, if any, are obtained from Standard & Poor’s (“S&P”)/Moody’s Investors Service (“Moody’s”) and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2010, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Gain

Citibank NA	CAD	Sale	12/23/10	$3,200,761	$3,387
	GBP	Sale	02/10/11	2,354,152	38,078

TOTAL					$41,465

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

		Contract	Expiration	Current	Unrealized
Counterparty	Currency	Type	Date	Value	Loss

Citibank NA	EUR	Sale	12/03/10	$5,002,057	$(502,057)
		Sale	12/09/10	1,021,875	(126,495)
		Sale	12/20/10	3,269,737	(310,417)
		Sale	12/24/10	3,542,111	(58,592)
		Sale	01/12/11	2,724,271	(192,021)
		Sale	01/18/11	3,745,660	(252,087)
		Sale	01/28/11	4,630,559	(213,619)
		Sale	03/09/11	987,025	(66,391)
		Sale	03/16/11	8,651,211	(378,177)
	GBP	Sale	03/09/11	1,608,357	(38,006)

TOTAL					$(2,137,862)

SWAP CONTRACTS — At September 30, 2010, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	Gain (Loss)*

Citibank NA	$2,760	08/23/17	3 month LIBOR	2.210%	$(38,076)
	7,950	12/11/19	3 month LIBOR	3.544	(815,532)

TOTAL					$(853,608)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2010, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $41,700,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$300,000,000	0.250%	10/01/10	$300,002,083

Banc of America Securities LLC	1,107,500,000	0.300	10/01/10	1,107,509,229

Barclays Capital, Inc.	1,400,000,000	0.250	10/01/10	1,400,009,722

BNP Paribas Securities Co.	3,200,000,000	0.240	10/01/10	3,200,021,333

BNP Paribas Securities Co.	1,500,000,000	0.280	10/01/10	1,500,011,667

BNP Paribas Securities Co.	800,000,000	0.290	10/01/10	800,006,444

Citibank N.A.	250,000,000	0.300	10/01/10	250,002,083

Citigroup Global Markets, Inc.	1,250,000,000	0.300	10/01/10	1,250,010,417

Credit Suisse Securities (USA) LLC	500,000,000	0.220	10/01/10	500,003,056

Credit Suisse Securities (USA) LLC	550,000,000	0.250	10/01/10	550,003,819

Deutsche Bank Securities, Inc.	400,000,000	0.280	10/01/10	400,003,111

JPMorgan Securities	1,500,000,000	0.250	10/01/10	1,500,010,417

JPMorgan Securities	160,000,000	0.300	10/01/10	160,001,333

Merrill Lynch & Co., Inc.	850,000,000	0.300	10/01/10	850,007,083

RBS Securities, Inc.	1,000,000,000	0.280	10/01/10	1,000,007,778

RBS Securities, Inc.	1,000,000,000	0.300	10/01/10	1,000,008,333

UBS Securities LLC	750,000,000	0.250	10/01/10	750,005,208

UBS Securities LLC	750,000,000	0.280	10/01/10	750,005,833

UBS Securities LLC	170,000,000	0.300	10/01/10	170,001,417

Wells Fargo Securities LLC	500,000,000	0.250	10/01/10	500,003,472

Wells Fargo Securities LLC	3,250,000,000	0.280	10/01/10	3,250,025,278

TOTAL				$21,187,659,116

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2010 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

At September 30, 2010, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.550 to 7.350%	03/07/11 to 10/29/37

Federal Farm Credit Bank Principal-Only Stripped Securities	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	10/01/10 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	10/04/10 to 09/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/12 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	11/15/13 to 03/15/31

Federal National Mortgage Association	0.000 to 10.350	10/12/10 to 06/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 07/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	4.000 to 6.000	03/15/24 to 09/15/40

Tennessee Valley Authority	4.375 to 6.000	03/15/13 to 07/18/17

Tennessee Valley Authority Interest-Only Stripped Securities	0.000	11/01/10 to 07/15/20

Tennessee Valley Authority Principal-Only Stripped Security	0.000	12/15/17

U.S. Treasury Bond	5.000	05/15/37

U.S. Treasury Interest-Only Stripped Securities	0.000	02/15/11 to 08/15/20

U.S. Treasury Notes	0.750 to 4.625	01/31/11 to 11/15/18

The aggregate market value of the collateral, including accrued interest, was $21,615,378,308.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
September 30, 2010 (Unaudited)

Assets:

Investments in securities, at value (identified cost $474,973,140)	$486,057,956
Foreign currencies, at value (identified cost $12,916,294)	12,971,444
Receivables:
Interest receivable, at value	8,605,154
Investment securities sold, at value	4,373,379
Fund shares sold	3,757,411
Due from broker — collateral for swap contracts	2,376,539
Forward foreign currency exchange contracts, at value	41,465
Other assets	2,565

Total assets	518,185,913

Liabilities:

Due to custodian	835,333
Payables:
Investment securities purchased	30,400,998
Forward foreign currency exchange contracts, at value	2,137,862
Income distribution	1,607,379
Swap contracts, at value	853,608
Amounts owed to affiliates	545,171
Accrued expenses	160,711

Total liabilities	36,541,062

Net Assets:

Paid-in capital	459,673,295
Accumulated undistributed net investment income	196,865
Accumulated net realized gain from investment, swap and foreign currency related transactions	13,591,275
Net unrealized gain on investments, swaps and translation of assets and liabilities denominated in foreign currencies	8,183,416

NET ASSETS	$481,644,851

Shares Outstanding $0.001 par value (unlimited shares authorized):	44,336,485
Net asset value, offering price per share:(a)	$10.86

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0256) is $11.14.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Six Months Ended September 30, 2010 (Unaudited)

Investment income:

Interest	$16,492,425

Expenses:

Management fees	2,287,361
Service fees	531,731
Transfer Agent fees	343,104
Professional fees	124,095
Amortization of offering costs	60,734
Custody and accounting fees	57,947
Printing and mailing costs	49,651
Registration fees	43,437
Trustee fees	13,500
Other	3,258

Total expenses	3,514,818

NET INVESTMENT INCOME	12,977,607

Realized and unrealized gain (loss) from investment, swap, unfunded loan commitments and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	6,242,932
Swap contracts	(291,980)
Foreign currency related transactions	2,035,077
Net change in unrealized gain (loss) on:
Investments	2,327,158
Swap contracts	(922,011)
Unfunded loan commitments	(17,325)
Translation of assets and liabilities denominated in foreign currencies	(4,407,778)

Net realized and unrealized gain on investment, swap, unfunded loan commitments and foreign currency related transactions	4,966,073

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,943,680

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Changes in Net Assets

	For the
	Six Months Ended	For the
	September 30, 2010	Period Ended
	(Unaudited)	March 31, 2010(a)

From operations:

Net investment income	$12,977,607	$12,196,151
Net realized gain from investment, swap and foreign currency related transactions	7,986,029	8,224,025
Net change in unrealized gain (loss) on investments, swaps, unfunded loan commitments and translation of assets and liabilities denominated in foreign currencies	(3,019,956)	11,203,372

Net increase in net assets resulting from operations	17,943,680	31,623,548

Distributions to shareholders:

From net investment income	(12,823,641)	(11,988,127)
From net realized gains	—	(3,037,202)

Total distributions to shareholders	(12,823,641)	(15,025,329)

From share transactions:

Proceeds from sales of shares	66,172,474	429,835,515
Reinvestment of distributions	9,362,930	11,559,507
Cost of shares redeemed	(30,686,093)	(26,417,740)

Net increase in net assets resulting from share transactions	44,849,311	414,977,282

TOTAL INCREASE	49,969,350	431,575,501

Net assets:

Beginning of period	431,675,501	100,000

End of period	$481,644,851	$431,675,501

Accumulated undistributed net investment income	$196,865	$42,899

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
September 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price.
The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as the investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV per share on the valuation date.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statement to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discount and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

C. Expenses — Expenses incurred by the Fund that do not specifically relate to the Fund or may be shared with other registered investment companies having management agreements with GSAM, as appropriate, are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

G. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund have been borne directly by GSAM.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

I. Senior Term Loans — The Fund may invest in Senior Term Loans, which are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations, and the change in value, if any, is recorded as an unrealized gain or loss.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. The Fund invests in the following type of swap:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS CREDIT STRATEGIES FUND

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy, as of September 30, 2010:

	Level 1	Level 2	Level 3

Assets
Fixed Income
Secured Debt Obligations	$—	$165,365,641	$—
Unsecured Debt Obligations	—	252,001,467	—
Convertible Debt Obligations	—	26,990,848	—
Short-term Investments	—	41,700,000	—
Derivatives	—	41,465	—

Total	$—	$486,099,421	$—

Liabilities
Derivatives	$—	$(2,991,470)	$—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the six months ended September 30, 2010, the contractual management fee with GSAM was at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is computed daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

limitations may be modified or terminated at any time at the option of GSAM. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses. For the six months ended September 30, 2010, GSAM did not make any reimbursements to the Fund.
As of September 30, 2010, the amounts owed to affiliates were $389,408, $97,352 and $58,411 for management, service, and transfer agent fees, respectively.

F. Line of Credit Facility — As of September 30, 2010, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2010, the Fund did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

5. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
The following table sets forth, by certain risk types, the gross value of the Fund’s derivative contracts for trading activities as of September 30, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of		Statement of
	Assets and Liabilities		Assets and Liabilities
Risk	Location	Assets	Location	Liabilities

Interest rate	—	$—	Payables for swap contracts, at value;	$(853,608	)(a)

Currency	Receivables for forward foreign currency exchange contracts, at value	41,465	Payables for forward foreign currency exchange contracts, at value	(2,137,862)

Total		$41,465		$(2,991,470)

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS CREDIT STRATEGIES FUND

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to derivative activities and their indicative volumes for the six months ended September 30, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

			Net
	Statement of	Net	Change in	Average
	Operations	Realized	Unrealized	Number of
Risk	Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(291,980)	$(922,011)	3

Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	3,854,769	(4,582,659)	13

Total		$3,562,789	$(5,504,670)	16

(a)	Average number of contracts is based on the average of month end balances for the six months ended September 30, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2010, were $379,883,822 and $351,841,497, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, March 31, 2010, the Fund’s timing difference (income distribution), was $1,270,770, on a tax basis.
As of September 30, 2010, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$475,057,068

Gross unrealized gain	13,133,223
Gross unrealized loss	(2,132,335)

Net unrealized security gain	$11,000,888

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable to wash sales, net mark-to-market gains (losses) on foreign currency exchange contracts, and differences related to the tax treatment of swap transactions.
GSAM has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. The current tax year remains subject to examination and adjustment by tax authorities.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2010 (Unaudited)

8. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.

GOLDMAN SACHS CREDIT STRATEGIES FUND

10. SHARES OF BENEFICIAL INTEREST (continued)

For the six months ended September 30, 2010 the Fund extended the following Repurchase Offers:

	Percentage of
	Outstanding Shares	Amount of Shares
Repurchase Request	the Fund Offered	the Fund Offered	Number of
Deadline	to be Repurchased	to Repurchase	Shares Tendered

6/18/2010	8%	3,457,374	1,876,049

9/17/2010	8%	3,538,751	992,846

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Six Months Ended
	September 30, 2010	For the Period Ended
	(Unaudited)	March 31, 2010(a)

	Shares	Shares

Shares sold	6,165,289	41,565,255
Reinvestment of distributions	871,107	1,087,943
Shares repurchased	(2,868,895)	(2,494,214)

NET INCREASE	4,167,501	40,158,984

(a) Commenced operations on June 15, 2009.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
		investment operations			to shareholders
Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year	of period	income(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2010	$10.75	$0.30	$0.11	$0.41	$(0.30)	$—	$(0.30)

FOR THE PERIOD ENDED MARCH 31,

2010 (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	rate

$10.86	3.89%	$481,645	1.52%	1.52%	5.67%	85%

10.75	13.33	431,676	1.60	1.67	5.88	122

The accompanying notes are an integral part of these financial statements.

31.1

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Credit Strategies Fund (the “Fund”) is a closed-end management investment company that commenced operations on June 15, 2009. The Board of Trustees oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees typically spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings since initially approving the Management Agreement on March 12, 2009. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a) the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii) the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii) trends in headcount;

(iv) the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v) the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;

(b) information on the investment performance of the Fund, including comparisons to its benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

(c) the terms of the Management Agreement and agreements with affiliated service providers entered into by the Fund;

(d) expense information for the Fund, including:

(i) the relative (estimated) management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by a third party fund data provider engaged as part of the contract review process (“Outside Data Provider”); and

(ii) to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e) with respect to the expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f) the undertaking of the Investment Adviser to reimburse certain expenses of the Fund that exceed a specified level;

(g) information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

(h) potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Fund under the Management Agreement;

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i) a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency and other services;

(j) a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k) portfolio trading related issues;

(l) portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Fund and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m) the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution and servicing arrangements. They received information regarding the Fund’s assets, share purchase, and repurchase offer activity, and the payment of service fees by the Fund to Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the Fund’s investment performance to its performance benchmark. They also reviewed the investment performance of the Fund in light of its investment objective and policies, market conditions and credit and duration parameters. The Trustees considered whether the Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Fund commenced operations in 2009 and had provided a reasonable level of performance to investors in light of its investment policies and given prevailing conditions in the markets in which the Fund invests. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered closed-end interval fund.

In particular, the Trustees reviewed an analysis prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analysis provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe and an expense analysis which compared the Fund’s expenses to a peer group and a category universe. The analysis also compared the Fund’s transfer agency fees, custody and accounting fees, service fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit the Fund’s “other expenses” ratios (excluding certain expenses) to a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are periodically allowed to tender all or a portion of their Fund shares for repurchase by the Fund, subject to certain limitations imposed by the Fund, if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Fund were provided for 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Fund’s breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit other expenses to a certain amount. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain service fees payable by the Fund pursuant to a Service Plan; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the registered fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2011.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2] Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke** John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
Joseph P. LoRusso** James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel
*Resigned effective September 30, 2010
**Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright ©2010 Goldman, Sachs & Co. All rights reserved. 44031.MF.TMPL CRSTSAR10 / 1.2K / 11-10

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Credit Strategies Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2010

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2010